As filed with the Securities and Exchange Commission on November 27, 1996

                                                                       File Nos.
                                                                         2-72614
                                                                        811-3193

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No. _____

   Post-Effective Amendment No.   16                              (X)

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   18                                             (X)

                         FRANKLIN TAX-EXEMPT MONEY FUND
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 1, 1996 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post effective amendment.


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of                   Proposed                    Amount
Securities   Amount        Maximum          Proposed    of
Being        Being         Offering Price   Aggregate  Offering
Registered   Registered*   Per Share        Price*     Fee*
----------------------------------------------------------------
Capital      6,699,170     $1.00           $290,000     $100
STOCK        SHARES
----------------------------------------------------------------

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 275,981,642 shares were redeemed during the fiscal year ended July 31, 1996. 269,572,472 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 6,409,170 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $1.00 per share on November 18, 1996, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $1.00 in the future. While no fee is required for the 6,409,170 shares, the registrant has elected to register, for $100, an additional $290,000 of shares (approximately 290,000 shares at $1.00 per share).

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on September 25, 1996.




                         FRANKLIN TAX-EXEMPT MONEY FUND
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                 PART A: INFORMATION REQUIRED IN THE PROSPECTUS

N-1A                                      Location in
ITEM NO.     ITEM                         REGISTRATION STATEMENT

1.              Cover Page                       Cover Page

2.              Synopsis                         "Expense Summary"

3.              Condensed Financial              "Financial Highlights"; "How
                Information                      does the Fund Measure
                                                 Performance?"

4.              General Description of           "How is the Fund Organized?";
                Registrant                       "How does the Fund Invest its
                                                 Assets?"; "What are the Fund's
                                                 Potential Risks?"

5.              Management of the Fund           "Who Manages the Fund?"

5A.             Management's Discussion of       Not Applicable
                Fund Performance

6.              Capital Stock and Other          "How is the Fund Organized?";
                Securities                       "Services to Help You Manage
                                                 Your Account"; "What
                                                 Distributions Might I Receive
                                                 from the Fund?"; "How Taxation
                                                 Affects You and the Fund"

7.              Purchase of Securities Being      "How Do I Buy Shares?"; "May
                Offered                           I Exchange Shares for Shares
                                                  of Another Fund?";
                                                  "Transaction Procedures and
                                                  Special Requirements";
                                                  "Services to Help You Manage
                                                  Your Account"; "Who Manages
                                                  the Fund?"; "Useful Terms and
                                                  Definitions"

8.              Redemption or Repurchase          "May I Exchange Shares for
                                                  Shares of Another Fund?";
                                                  "How Do I Sell Shares?";
                                                  "Transaction Procedures and
                                                  Special Requirements";
                                                  "Services to Help You Manage
                                                  Your Account"

9.              Pending Legal Proceedings         Not Applicable




                         FRANKLIN TAX-EXEMPT MONEY FUND
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                       Part B: Information Required in the
                       STATEMENT OF ADDITIONAL INFORMATION

10.              Cover Page                       Cover Page

11.              Table of Contents                Contents

12.              General Information and          Not Applicable
                 History

13.              Investment Objectives and        "How does the Fund Invest its
                 Policies                         Assets?"; "Investment
                                                  Restrictions"

14.              Management of the Fund           "Officers and Directors";
                                                  "Investment Management and
                                                  Other Services"

15.              Control Persons and Principal    "Officers and Directors";
                 Holders of Securities            "Investment Management and
                                                  Other Services"; Miscellaneous
                                                  Information"

16.              Investment Advisory and Other    "Investment Management and
                 Services                         Other Services"; "The Fund's
                                                  Underwriter"

17.              Brokerage Allocation             "How does the Fund Buy
                                                  Securities for its Portfolio?"

18.              Capital Stock and Other          See Prospectus "How is the
                 Securities                       Fund Organized?"

19.              Purchase, Redemption and         "How Do I Buy, Sell and
                 Pricing of Securities Being      Exchange Shares?"; "How are
                 Offered                          Fund Shares Valued?";
                                                  "Financial Statements"

                 Tax Status                       "Additional Information on
20.                                               Distributions and Taxes"

21.              Underwriters                     "The Fund's Underwriter"

22.              Performance Data                 "How does the Fund Measure
                                                  Performance?"

23.              Financial Statements             "Financial Statements"








PROSPECTUS & APPLICATION

Franklin Tax-Exempt Money Fund

INVESTMENT STRATEGY

TAX-FREE INCOME

DECEMBER 1, 1996

This prospectus describes the Franklin Tax-Exempt Money Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated December 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a stable Net Asset Value of $1.00 per share.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.


Franklin
Tax-Exempt
Money Fund



December 1, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary .............................................         2
Financial Highlights ........................................         3
How does the Fund Invest its Assets? ........................         6
What are the Fund's Potential Risks?.........................         9
Who Manages the Fund?........................................         9
How does the Fund Measure Performance?.......................        10
How is the Fund Organized?...................................        11
How Taxation Affects You and the Fund........................        11
About Your Account
How Do I Buy Shares?.........................................        13
May I Exchange Shares for Shares of Another Fund?............        14
How Do I Sell Shares?........................................        16
What Distributions Might I Receive from the Fund?............        18
Transaction Procedures and Special Requirements..............        19
Services to Help You Manage Your Account.....................        23
Glossary
Useful Terms and Definitions.................................        26

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

About the Fund


Expense Summary


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended July 31, 1996. Your actual expenses may vary.

A. Shareholder Transaction Expenses+

    Exchange Fee (per transaction)......................        $5.00*
B. Annual Fund Operating Expenses
 (as a percentage of average net assets)
    Management Fees....................................          0.60%**
    Other Expenses.....................................          0.27%
    Total Fund Operating Expenses......................          0.87%**

C. Example

    Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

     1 YEAR                 3 YEARS       5 YEARS               10 YEARS

         $9                     $28           $48                   $107

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**Advisers has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, management fees and total Fund operating expenses were 0.38% and 0.65%, respectively.


Financial Highlights


This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.





                                                                                Year Ended July 31
                                       1996       1995      1994      1993      1992     1991    1990      1989     1988     1987
Per Share Operating Performance
Net Asset Value at beginning of year  $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00     $1.00     $1.00
Net investment income                  0.029     0.029     0.020     0.021     0.031    0.045    0.056    0.056     0.047     0.041
Distributions from net
 investment income                    (0.029)   (0.029)   (0.020)   (0.021)   (0.031)  (0.045)  (0.056)  (0.056)   (0.047)   (0.041)
Net Asset Value at end of year        $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00     $1.00     $1.00
Total return+                          2.93%     2.98%     1.85%     2.08%     3.14%    4.65%    5.81%    5.77%     4.80%     4.20%
Ratios/Supplemental Data
Net Asset Value at end
 of year (in 000's)                  $166,713  $173,123  $202,883  $193,565  $207,374 $249,214 $228,001 $188,727  $214,090  $182,018
Ratio of expenses to
 average net assets++                  0.65%     0.65%     0.65%     0.69%     0.70%    0.70%    0.74%    0.74%     0.71%     0.74%
Ratio of net investment income to
 average net assets                    2.88%     2.65%     1.84%     2.10%     3.15%    4.53%    5.60%    5.67%     4.66%     4.22%

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It assumes reinvestment of dividends and capital gains at Net Asset Value.
++During the periods indicated below, Advisers agreed in advance to limit its management fees.

Had such action not been taken, the Fund's ratio of expenses to average net assets would have been as follows:

                             Ratio of Expenses
                           to Average Net Assets
1991.........................      0.71%
1992.........................      0.75
1993.........................      0.80
1994.........................      0.81
1995.........................      0.78
1996.........................      0.87

How does the Fund Invest its Assets?

The Fund's Investment Objective

The Fund's investment objective is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved. The Fund also attempts to maintain a stable Net Asset Value of $1.00 per share, although there is no assurance that this will be achieved.

Types of Securities in which the Fund May Invest

The Fund follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1.00 share price. The Fund limits its investments to U.S. dollar denominated instruments that the Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized statistical rating organizations, or that are unrated but of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Fund maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. Please see the Appendix in the SAI for a description of ratings.

The Fund seeks to achieve its objective by investing in a diversified portfolio of municipal securities. The term "municipal securities," as used in this prospectus, means high quality, short-term debt obligations that are issued by states, territories and possessions of the U.S., the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is wholly exempt from federal income tax in the opinion of bond counsel to the issuer. For temporary defensive purposes to preserve its Net Asset Value, the Fund may invest a substantial portion of its assets in taxable munincipal securities.

As a fundamental policy, under normal conditions the Fund invests at least 80% of its assets in obligations, the income on which is both exempt from regular federal income tax and not specifically treated as a tax preference item under the federal alternative minimum tax.

Because the Fund limits its investments to high quality securities, the Fund's portfolio will generally earn lower yields than if the Fund purchased securities with a lower rating and correspondingly greater risk. The yield to shareholders in the Fund is accordingly likely to be lower.

Private Activity Bonds. Consistent with the Fund's investment objective, the Fund may invest in private activity bonds if, in Advisers' opinion, these bonds represent the most attractive investment opportunity then available to the Fund.

Floating and Variable Rate Obligations. The Fund may buy floating and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that allows the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest before maturity, according to the terms of the obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Although it is not a put option in the usual sense, a demand feature is sometimes known as a put. With respect to 75% of the Fund's total assets, no more than 5% may be in securities underlying puts from the same institution. The Fund will limit its purchase of floating and variable rate obligations to those meeting the quality standards discussed above. The quality of the underlying creditor must also meet these standards. In addition, Advisers monitors the earning power, cash flow and other liquidity ratios of the issuers of floating and variable rate obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a "when-issued" and "delayed delivery" basis. The price is subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Certificates of Participation. The Fund may invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities that are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to buy the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature that distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs in the two highest rating categories of Standard and Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") and Fitch Investor Services, Inc. ("Fitch"), or in unrated COPs believed by Advisers to be of comparable quality. Criteria considered by the rating agencies and Advisers in assessing this risk include the issuing municipality's credit rating, how essential the leased property is to the municipality, and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures to ensure that they are of comparable quality to the ratings required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of its assets that the Fund may invest in COPs, as of July 31, 1996, 1.44% of the Fund's net assets was invested in COPs and other municipal leases.

Other Investment Policies of the Fund

The Fund may borrow from banks for temporary or emergency purposes only and pledge up to 10% of its total assets for these loans. No new investments will be made by the Fund while any outstanding loans exceed 5% of its total assets. The Fund may make loans of its portfolio securities, up to 10% of the value of its total assets. The Fund may also enter into repurchase agreements, although it has no present intention of doing so.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

Credit Enhancements. The Fund invests in securities backed by guarantees from foreign and domestic banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent on these guarantees, which are not supported by federal deposit insurance. Therefore, changes in the credit quality of these institutions could have an adverse impact on securieties they have guaranteed or backed. This could cause loss to the Fund and affect the stability of its share price.

Credit and Market Risk. Credit risk is a function of the ability of an issuer of a municipal security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price.


Who Manages the Fund?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $150 billion in assets, including $38 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Fees. During the fiscal year ended July 31, 1996, management fees, before any advance waiver, totaled 0.60% of the average daily net assets of the Fund. Total operating expenses, including fees paid to Advisers before any advance waiver, totaled 0.87%. Under an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.38%. Total expenses of the Fund were 0.65%. Advisers may end this arrangement at any time upon notice to the Board.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information. Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are current and effective yield. The Fund may also advertise its taxable-equivalent yield and effective yield.

Current yield shows the income per share earned by the Fund. When the yield is calculated assuming that income earned is reinvested, it is called an effective yield. The taxable-equivalent yield and effective yield show the before-tax yield or effective yield that would have to be earned from a taxable investment to equal the Fund's yield or effective yield, assuming one or more tax rates.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

How is the Fund Organized?

The Fund is a no-load, diversified, open-end management investment company, commonly called a mutual fund. It was organized as a California corporation on March 18, 1980, and is registered with the SEC under the 1940 Act. Each share of the Fund has one vote. All shares have equal voting, participation and liquidation rights. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

The Fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The Fund does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


How Taxation Affects You and the Fund


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund will continue to qualify to pay exempt-interest dividends to you. Exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for you.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income for federal tax purposes whether you have elected to receive them in cash or in additional shares.

Since the Fund's income is derived from interest and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended July 31, 1996, qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis that constitutes interest income that is a tax preference item under the alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income that is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in your hands, are includible in the tax base for determining the extent to which your social security or railroad retirement benefits will be subject to regular federal income tax. You are required to disclose the receipt of tax-exempt interest on your federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by you to buy or carry Fund shares may not be fully deductible for federal income tax purposes.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Code and under the income tax provisions of some states. This interest may subject you to, or increase your liability under, the federal and state alternative minimum tax. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because these distributions are included in the corporation's adjusted current earnings. In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to corporate shareholders under their state franchise tax systems. As of July 31, 1996, the Fund derived 3.85% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund. For example, distributions attributable to interest received from, or capital gain derived from the disposition of, obligations of a given state or its political subdivisions may be exempt from income taxes in that state.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

About Your Account


How Do I Buy Shares?


Opening Your Account

You may buy shares of the Fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.

                                      MINIMUM
                                    INVESTMENTS*
To Open Your Account                   $500
To Add to Your Account                 $ 25

* We may refuse any order to buy shares.


METHOD        STEPS TO FOLLOW

By Mail       For an initial investment:

              1. Complete and sign the enclosed shareholder application.

              2. Return the application to the Fund with your
                 check, Federal Reserve draft or negotiable bank draft made payable to the Fund. Instruments drawn on other investment companies may not be accepted.

              For additional investments:

              1. Send a check or use the deposit slips included
                 with your monthly statement or checkbook (if you have requested one).

              2. If you send a check, please include you account number on the check.

METHOD                        STEPS TO FOLLOW

By Wire

                    1. Call Shareholder Services or, if that number is busy, call 1-415/312-2000 collect, to receive a wire control number. A new number is needed every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank and it will not be credited to your account.

                    2. Wire the funds to Bank of America, ABA routing number 121000358, for credit to Franklin Tax-Exempt Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

                    3. For initial investments, you must also complete and sign the enclosed shareholder application and return it to the Fund.

Through Your Dealer           Call your investment representative

If the Fund receives your order in proper form before 3:00 p.m. Pacific time, it will be credited to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

The investment authority of certain investors may be restricted by law. If you are such an investor, you should consult your legal advisor to determine whether and to what extent shares of the Fund are legal investments for you. If you are a municipal investor considering investing proceeds of bond offerings, you should consult with expert counsel to determine the effect, if any, of payments by the Fund on arbitrage rebate calculations.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. The shares of most of these funds are offered to the public with a sales charge. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                        STEPS TO FOLLOW

By Mail                       1. Send us written instructions signed by all
                                 account owners

                              2. Include any outstanding share certificates for
                                 the shares you're exchanging

By Phone                      Call Shareholder Services or TeleFACTS(R)

                              - If you do not want the ability to exchange
                                by phone to apply to your account, please let us know.

Through Your Dealer           Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into another identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


How Do I Sell Shares?


You may sell (redeem) your shares at any time.

METHOD                        STEPS TO FOLLOW

By Check

(Only available if there are
 no outstanding share
certificates for your account)

                    1. You may request redemption drafts (checks) free of charge on the shareholder application or by calling TeleFACTS(R).

                    2. You may make checks payable to any person and in any amount of $100 or more. You will continue to earn daily income dividends until the check has cleared. Please see "More Information About Selling Your Shares By Check" below.

By Mail            1. Send us written instructions signed by all account owners

                   2. Include any outstanding share certificates for the shares you are selling

                   3. Provide a signature guarantee if required

                   4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

By Wire

(Only available for
requests over $1,000)

                              1. Complete the "Wire Redemption Privilege"
                                 section of the shareholder application and send it to us.

                              2. Call Shareholder Services

                              3. If we receive your request in proper form before 3:00 p.m. Pacific time, your wire payment will be sent the next business day. You may have redemption proceeds wired to an escrow account the same day, if we receive your request in proper form before 9:00 a.m. Pacific time.


METHOD     STEPS TO FOLLOW

By Phone

(For requests over $1,000, this option is only available if you have completed and sent to us the telephone redemption agreement included with this prospectus.)

                    Call Shareholder Services

                    Telephone requests will be accepted:

                    o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                    o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                    o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer           Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, however, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

More Information About Selling Your Shares By Check

The checks are drawn through Bank of America NT & SA (the "Bank"), the Fund's custodian. The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the Bank. Because the Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.


Contingent Deferred Sales Charge


The Fund does not impose a Contingent Deferred Sales Charge. If, however, you sell shares that were exchanged into the Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund, the Fund will impose the charge as described below.

Certain Franklin Templeton Funds impose a Contingent Deferred Sales Charge if you sell all or a part of an investment of $1 million or more within the Contingency Period. The Contingency Period is tolled (or stopped) during the time the shares are held in the Fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

What Distributions Might I Receive from the Fund?

The Fund declares dividends each day that its Net Asset Value is calculated and pays them to shareholders of record as of the close of business the day before. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments may vary from day to day and may be omitted on some days, depending on changes in the Fund's net investment income. The Fund does not pay "interest" or guarantee any amount of dividends or return on an investment in its shares.

Dividend Options

Dividends will automatically be reinvested each day in the form of additional shares of the Fund at the Net Asset Value per share at the close of business.

If you complete the "Special Payment Instructions for Dividends" section of the shareholder application included with this prospectus, you may direct your dividends to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

You may also choose to receive dividends in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

If you choose one of these options, the dividends reinvested and credited to your account during the month will be redeemed as of the close of business on the last business day of the month and paid as directed on the shareholder application. You may change your dividend option at any time by notifying us by mail or phone. Please allow at least seven days for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share at 3:00 p.m. Pacific time. To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy and sell shares at Net Asset Value. We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check or wired funds. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Many of the Fund's investments must be paid for in federal funds, which are monies held by the Fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Fund generally cannot invest money received from you until it is converted into and is available to the Fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the Fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.


Share Certificates


We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT               DOCUMENTS REQUIRED

Corporation                   Corporate Resolution

Partnership                   1. The pages from the partnership agreement that
                                 identify the general partners, or

                              2. A certification for a partnership agreement

Trust                         1. The pages from the trust document that
                                 identify the trustees, or

                              2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $500.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Rights of Accumulation

You may include the cost or current value (whichever is higher) of your Fund shares when determining if you may buy shares of another Franklin Templeton Fund at a discount. You may also include your Fund shares towards the completion of a Letter of Intent established in connection with the purchase of shares of another Franklin Templeton Fund.


Systematic Withdrawal Plan


Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, call Shareholder Services. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


Electronic Fund Transfers


You may choose to have distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements, money fund checks, and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 114.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.


Institutional Accounts


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.


Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the Fund. Please see the SAI for more information.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                           HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services      1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Directors of the Fund

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Exchange - New York Stock Exchange

Investor Services - Franklin Templeton Services, Inc., the Fund's shareholder servicing and transfer agent

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.









FRANKLIN
TAX-EXEMPT
MONEY FUND



STATEMENT OF
ADDITIONAL INFORMATION

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN

DECEMBER 1, 1996

CONTENTS                                   PAGE

How does the Fund Invest its Assets?         2

Investment Restrictions...........           5

Officers and Directors............           6

Investment Management
 and Other Services...............          10

How does the Fund Buy Securities
 for its Portfolio?...............          11

How Do I Buy, Sell and Exchange Shares?     11

How are Fund Shares Valued?.......          13

Additional Information on
 Distributions and Taxes..........          14

The Fund's Underwriter............          15

How does the Fund
 Measure Performance?.............          16

Miscellaneous Information.........          17

Financial Statements..............          18

Useful Terms and Definitions......          18

Appendix

 Description of Ratings...........          18

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Tax-Exempt Money Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund's investment objective is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of municipal securities that Advisers, under supervision of the Board, has determined present minimal credit risks.

The Prospectus, dated December 1, 1996, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?" Except as noted, the Fund's investment objective and policies discussed in this SAI are fundamental and may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality, short-term debt obligations issued by states, territories and possessions of the U.S., the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is wholly exempt from federal income tax in the opinion of bond counsel to the issuer. These securities are generally known as "municipal securities."

The Fund will invest in municipal securities that have been rated, at the time of purchase, in one of the two highest rating categories of Moody's Investors Service ("Moody's"), Standard and Poor's Corporation ("S&P"), or Fitch Investors Service Inc. ("Fitch"), or that are unrated, but only if Advisers believes that the financial condition of the issuers limits the risks to the Fund to a degree comparable to securities rated at least within the two highest categories of Moody's, S&P or Fitch. Municipal securities that depend on the credit of the federal government will be regarded as having a rating of triple-A by Moody's, S&P or Fitch. Please see the Appendix in this SAI for a description of ratings.

After their purchase by the Fund, municipal securities may be assigned lower ratings or cease to be rated. This generally will not require the elimination of the issue from the Fund's portfolio, although it will be taken into consideration by Advisers in determining whether the Fund should continue to hold the security. In addition to considering ratings assigned by the rating services in its selection of the Fund's portfolio securities, Advisers will consider, among other things, information concerning the financial history and condition of the issuer, its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

The Fund may buy other types of tax-exempt instruments, such as tax-exempt commercial paper, issued by municipalities. These investments will be limited to those instruments that are rated no lower than P-2 by Moody's, A-2 by S&P, or F-2 by Fitch. With respect to short-term discount notes or tax-exempt commercial paper that are unrated, the Fund may invest only in instruments of issuers who have an outstanding debt security rated in the two highest categories by S&P, Moody's or Fitch. The Fund may buy other types of tax-exempt instruments as long as, in the opinion of Advisers, they are of comparable quality to the debt or commercial paper ratings stated above.

Generally, all of the instruments held by the Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these instruments at the time of issue will generally range from three to 13 months.

Each political subdivision, agency or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, that entity is considered the issuer. A bond for which the payments of principal and interest are secured or become secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification.


DESCRIPTION OF MUNICIPAL AND OTHER SECURITIES


TAX ANTICIPATION NOTES. These are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues that will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES. These are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer.

BOND ANTICIPATION NOTES. These are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES. These are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER. These typically represent a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided with further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS. These are bonds that pay tax-exempt interest and are, in most cases, revenue bonds. They are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on these bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for payment.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNS"). As stated in the Prospectus, VRDNs are tax-exempt obligations that contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) before specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately its par value on the adjustment date.

WHEN-ISSUED PURCHASES. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable and subject to its investment policies. While when-issued securities may be sold before the settlement date, the Fund intends to buy these securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to buy a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its Net Asset Value. The Fund believes that its Net Asset Value or income will not be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to its commitments for when-issued securities.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.







CALLABLE BONDS. There are municipal bonds issued with provisions that prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of these bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by Advisers, the Fund believes it has reduced the risk of adverse impact on Net Asset Value based on calls of callable bonds. Advisers may dispose of these bonds in the years before their call date, if Advisers believes the bonds are at their maximum premium potential. When pricing these bonds, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on its Net Asset Value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the IRS, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding these policies, however, the reinvestment of the proceeds of any called bond may be in bonds that pay a higher or lower rate of return than the called bonds. As with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED BONDS OR DEFEASED BONDS. These are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to buy high grade, interest bearing debt securities that are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P, Moody's and Fitch.

U.S. GOVERNMENT OBLIGATIONS. These are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Certificates of Deposit. CDs are issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS' ACCEPTANCES. These are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement. The period of any repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with a term of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's net assets would be invested in such repurchase agreements together with all other illiquid investments.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially. Loans are typically subject to termination by the Fund in the normal settlement time, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities.

GENERAL. The ability of the Fund to achieve its investment goals is dependent on a number of factors, including Advisers' skills in buying municipal securities whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the Fund's portfolio. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater price fluctuations than securities with shorter maturities.

The Fund's policy will generally be to hold securities to maturity rather than to follow a policy of trading. Due to the short-term nature of the maturities of the Fund's securities held in its portfolio, it is not expected that there will be any reportable annual portfolio turnover.

Opinions relating to the validity of municipal securities and to the exclusion from gross income for federal income tax purposes of the interest on municipal securities are given by bond counsel at the time of issuance. The Fund does not review the proceedings relating to the issuance of municipal securities, the basis for the opinions, or actions of any of the parties thereto with respect to compliance with requirements of the Code after the date of issue to preserve the exclusion from gross income.

There may, of course, be other types of municipal securities that become available that are similar to those described above in which the Fund may also invest, to the extent such investments would be consistent with the Fund's objective and policies.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 (1) Purchase the securities of any issuer (except the U.S. government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the U.S.) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the Fund.


 (2) Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 (3) Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

 (4) Knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase transactions of more than seven days' duration if, as a result, more than 10% of its total assets would be invested in all such securities.

 (5) Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

 (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

 (7) Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

 (8) Make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and restrictions, (ii) by engaging in repurchase transactions, and (iii) by making loans of portfolio securities not in excess of 10% of the value of the Fund's total assets.

 (9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(10) Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those directors and officers of the Fund, or of the investment manager, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

(11) Invest for the purpose of exercising control or management of another company.


(12) Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell municipal bonds and notes as set forth under "How does the Fund Invest its Assets?"


(13) Purchase securities of other investment companies, except in connection with a merger, consolidation or acquisition of assets.


(14) Purchase securities (other than municipal bonds, notes and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 25% of total Fund assets would be invested in any one industry.


(15) Purchase an industrial revenue bond if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of companies with less than three years of operating history.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND DIRECTORS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

 Frank H. Abbott, III (75)         Director
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (64)             Director
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (64)          Director
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (81)          Director
 111 New Montgomery St., #402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)           Chairman
777 Mariners Island Blvd.          of the Board
San Mateo, CA 94404                and Director

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

 *Rupert H. Johnson, Jr. (56)      President
 777 Mariners Island Blvd.         and Director
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (67)           Director
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director, trustee or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (68)            Director
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., MCI Communications, Inc., MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), Fusion Systems Corporation (industrial technology), and Source One Mortgage Services Corporation (information services); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (51)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (64)         Vice President -
 777 Mariners Island Blvd.         Financial
 San Mateo, CA 94404               Reporting and
                                   Accounting
                                   Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (36)           Vice President
 777 Mariners Island Blvd.         and Chief
 San Mateo, CA 94404               Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (47)            Vice President
 777 Mariners Island Blvd.         and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

 Thomas J. Kenny (33)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (57)             Treasurer
 777 Mariners Island Blvd.         and Principal
 San Mateo, CA 94404               Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (59)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

 Richard C. Stoker (59)            Vice President
 11615 Spring Ridge Rd.
 Potomac, MD 20854

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the funds in the Franklin Group of Funds.

 R. Martin Wiskemann (69)          Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated Board members are currently paid $100 per month plus $100 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                                             Number of
                                                                           Boards in the
                                                          Total Fees     Franklin Templeton
                                          Total Fees   Received from the   Group of Funds
                                           Received    Franklin Templeton    on Which
Name                                    from the Fund*  Group of Funds**  Each Serves***
-------------------------------------------------------------------------------------------
Frank H. Abbott, III...................     $2,400         $162,420           31

Harris J. Ashton.......................     $2,400         $327,925           55

S. Joseph Fortunato....................     $2,400         $344,745           57

David W. Garbellano....................     $2,400         $146,100           30

Frank W.T. LaHaye......................     $2,300         $143,200           26

Gordon S. Macklin......................     $2,400         $321,525           52

*For the fiscal year ended July 31, 1996.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of November 4, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 11,947 shares, or less than 1% of the Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr.
are brothers.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. Advisers is the investment manager of the Fund. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to a daily rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the daily net assets of the Fund up to and including $100 million; plus 1/730 of 1% (approximately 1/2 of 1% per year) of average daily net assets over $100 million up to and including $250 million; and 1/811 of 1% (approximately 45/100 of 1% per year) of average daily net assets over $250 million. The fee is computed at the close of business each day.

For the fiscal years ended July 31, 1994, 1995 and 1996, management fees, before any advance waiver, totaled $1,250,390, $1,102,243, and $1,016,591, respectively. Under an agreement by Advisers to limit its fees, the Fund paid management fees totaling $886,611, $742,949 and $644,383 for the same periods.

MANAGEMENT AGREEMENT. The management agreement is in effect until February 28, 1997. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

CUSTODIANS. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended July 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients.

If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

Depending on Advisers' view of market conditions, the Fund may or may not buy securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

During the fiscal years ended July 31, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

As of July 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

All purchases of Fund shares will be credited to you, in full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share), in an account maintained for you by the Fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods. The offering of shares of the Fund may be suspended at any time and resumed at any time thereafter.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars, drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin accruing until the proceeds are collected, which may take a long period of time. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your account, such as processing a large number of checks each month. Fees for special services will not increase the expenses borne by the Fund.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the Fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Fund are applicable to each sub-account. The Fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The Fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of 3:00 p.m. Pacific time, each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The valuation of the Fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The Fund's use of amortized cost, which helps the Fund maintain its Net Asset Value per share of $1.00, is permitted by a rule adopted by the SEC. Under this rule, the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The Fund must also invest only in those U.S. dollar-denominated instruments that the Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized statistical rating agencies, or if unrated are deemed comparable in quality, or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. These procedures will include a review of the Fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the Fund's Net Asset Value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take corrective action that they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a Net Asset Value per share by using available market quotations.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES


DISTRIBUTIONS


The Fund's daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable Net Asset Value per share), less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund.

Distributions and distribution adjustments resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required to maintain a $1.00 Net Asset Value per share and may result in under or over distributions of investment company taxable income or net tax-exempt income.

The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. However, because under normal circumstances the Fund's portfolio is composed of short-term securities, the Fund does not expect to realize any long-term capital gains or losses. Any net short-term or long-term capital gains that are realized by the Fund (adjusted for any daily amounts of unrealized appreciation or depreciation and taking into account any capital loss carryforward or post October loss deferral) will generally be distributed once each year and may be distributed more frequently if necessary to avoid federal excise taxes. Any distributions of capital gain will be reinvested in additional shares of the Fund at Net Asset Value, unless you have previously elected to have them paid in cash.

If you withdraw the entire amount in your account at any time during a month, all dividends accrued with respect to your account during that month up to the time of withdrawal will be paid in the same manner and at the same time as your withdrawal proceeds. You will receive a monthly summary of your account, including information about dividends reinvested or paid.

The Board may revise the Fund's dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss, if any, are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Income derived by the Fund from securities lending transactions, and investments in commercial paper, bankers' acceptances and CDs will be taxable for federal income tax purposes when distributed to you. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to you.

From time to time, the Fund may buy a tax-exempt obligation with market discount, that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such discount exceeds a de minimis amount under the Code. For obligations purchased with a fixed maturity exceeding one year from the date of issue, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to you will be subject to regular income tax in your hands. In any fiscal year, the Fund may elect not to distribute to you its taxable ordinary income and to instead pay federal income or excise taxes on this income at the Fund level. The amount of these distributions, if any, is expected to be small.

Interest on obligations that are classified as "private activity bonds" is not excluded from gross income for federal income tax purposes under Section 103(b)(1) of the Code, unless such bonds are registered (Section 149 of the Code) and certain other requirements are satisfied. If the bonds do not satisfy these requirements, they are not included in the Fund's definition of "municipal securities," and the Fund will therefore not invest in them. Section 141(e) of the Code, however, describes certain private activity bonds the interest on which is excluded from federal gross income (certain small issues and obligations to finance certain exempt facilities that may be leased to or used by persons other than the issuer), except when the bonds are held by "substantial users" or persons related to substantial users as defined below. The Fund may invest periodically in private activity bonds described in Section 141 of the Code. Since the Fund's holding of such bonds may be attributed to such substantial users, the Fund may not be an appropriate investment for persons or entities that are substantial users of facilities financed by private activity bonds or for investors who are "related persons." Generally, an individual will not be a related person under the Code unless the investor or the investor's immediate family (spouse, brothers, sisters and lineal descendants) own, directly or indirectly, in the aggregate more than 50% in value of the equity of a corporation or partnership that is a substantial user of a facility financed with the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Section 1.103-11(b) of the Treasury regulations as a "non-exempt person who regularly uses a part of a facility" financed with the proceeds of a private activity bond.

Interest on private activity bonds, as well as interest on municipal bonds that are not private activity bonds, may become includable in gross income, retroactively to the date of issue, if the bonds become "arbitrage bonds" as defined in Section 148 of the Code or, in the case of private activity bonds, certain requirements of the Code are not satisfied after the date of issue. Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisor before buying shares of the Fund.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends, as a matter of policy, to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares and will be disallowed to the extent of exempt interest dividends paid with respect to such shares. Since the Fund seeks to maintain a stable $1.00 Net Asset Value per share for both purchases and redemptions, however, you are not expected to realize a capital gain or loss upon sale.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

For the fiscal year ended July 31, 1996, Distributors received $1,571 in connection with redemptions or repurchases of shares of the Fund.

HOW DOES THE FUND
MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and effective yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance is not necessarily indicative of future results.

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The Fund's current yield for the seven day period ended July 31, 1996, was 2.86%.

EFFECTIVE YIELD. The Fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The Fund's effective yield for the seven day period ended July 31, 1996, was 2.90%.

This figure was obtained using the following SEC formula:


Effective Yield = [(Base Period Return + 1)365/7]-1


TAXABLE-EQUIVALENT YIELDS. The Fund may also quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the Fund's yield. These yields are computed by dividing the portion of the Fund's yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the Fund's yield that is not tax-exempt, if any. The Fund's taxable-equivalent yield based on the Fund's current yield for the seven day period ended July 31, 1996, was 4.74%. The Fund's taxable-equivalent effective yield based on the Fund's effective yield for the seven day period ended July 31, 1996, was 4.80%.

As of the date of this SAI, the federal income tax rate upon which the Fund's taxable-equivalent yield quotations are based was 39.6%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

OTHER PERFORMANCE QUOTATIONS

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

b) Bank Rate Monitor - A weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $150 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 125 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended July 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Directors of the Fund

CD - Certificate of deposit

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

EXCHANGE - New York Stock Exchange

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

PROSPECTUS - The prospectus for the Fund dated December 1, 1996, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH

AAA: Municipal bonds rated AAA are considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA category.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.


SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.


COMMERCIAL PAPER RATINGS


MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:


A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.








                         FRANKLIN TAX-EXEMPT MONEY FUND
                                File Nos. 2-72614
                                   & 811-3193

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 24     FINANCIAL STATEMENTS AND EXHIBITS

     a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders, dated July 31, 1996 as filed with the SEC on Form Type N-30D on October 08, 1996.

          (i) Report of Independent Auditors

          (ii) Statement of Investments in Securities and Net Assets, July 31, 1996.

          (iii)Statement of Assets and Liabilities - July 31, 1996.

          (iv) Statement of Operations - for the year ended July 31, 1996.

          (v) Statements of Changes in Net Assets - for the years ended July 31, 1996 and 1995.

          (vi) Notes to Financial Statements

     b) Exhibits: The following exhibits are incorporated by reference as noted, except exhibits 5(ii), 6(i), 8(iii), 8(iv), 10(i), 11(i) and 27(i) which are filed herewith.

     (1) copies of the charter as now in effect;

          (i)   Articles of Incorporation dated March 17, 1980
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date: September 29, 1995

          (ii) Certificate of Amendment to Articles of Incorporation dated July 14, 1981
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

          (iii) Certificate of Amendment to Articles of Incorporation dated August 27, 1993
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (2) copies of the existing By-Laws or instruments corresponding thereto;

          (i)   By-Laws
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

          (ii)  Amendment to By-Laws dated November 17, 1987
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

                Not Applicable

     (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the shareholders of such securities, and copies of each security being registered;

                Not Applicable

     (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated December 1, 1986
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

          (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc. dated August 1, 1995

     (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (i)   Amended and Restated Distribution Agreement between
                Registrant and Franklin/Templeton Distributors, Inc. dated April 23, 1995.

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

                Not Applicable

     (8) copies of all custodian agreements and depository contracts under
     Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

          (i) Custodian Agreement between Registrant and Bank of America NT & SA dated December 1, 1982
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

          (ii) Copy of Custodian Agreements between Registrant and Citibank Delaware
                1.  Citicash Management ACH Customer Agreement
                2.  Citibank Cash Management Services Master Agreement
                3. Short Form Bank Agreement - Deposits and Disbursements of Funds
                Registrant:  Franklin Premier Return Fund
                Filing: Post-Effective Amendment No. 54 to Registration Statement on Form N-1A
                File No. 2-12647
                Filing Date:  February 27, 1995

          (iii) Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996

          (iv) Terminal Link Agreement between Registrant and The Bank of New York dated February 16, 1996

     (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                Not Applicable

     (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

          (i)   Opinion and Consent of Counsel dated November 20, 1996

     (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

          (i)   Consent of Independent Auditors dated November 26, 1996

     (12) all financial statements omitted from Item 23;

                Not Applicable

     (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

          (i)   Letter of Understanding dated July 14, 1981
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                Not Applicable

     (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

                Not Applicable

     (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

          (i)   Schedule for computation of performance quotation
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (17) Power of Attorney

          (i)   Power of Attorney dated September 18, 1995
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

          (ii)  Certificate of Secretary dated September 18, 1995
                Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                File Nos. 2-72614 and 811-3193
                Filing Date:  September 29, 1995

     (27) Financial Data Schedule Computation

          (i)   Financial Data Schedule

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

As of October 31, 1996, the number of record holders of the only class of securities of the Registrant was as follows:


                                                NUMBER OF
            TITLE OF CLASS                      RECORD HOLDERS

            Capital Stock                       12,684

ITEM 27  INDEMNIFICATION

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court as set forth in Section 6(c) of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (d) of said Section 6 of Article VI.


ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.
8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of the Registrant.

ITEM 31  MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director or directors when requested in writing to do so by the recordholders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of November, 1996.

                          FRANKLIN TAX-EXEMPT MONEY FUND
                          (Registrant)

                          By: RUPERT H. JOHNSON, JR.*
                              Rupert H. Johnson, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*             Principal Executive Officer
Rupert H. Johnson, Jr.              and Director
                                    Dated:  November 26, 1996

CHARLES B. JOHNSON*                 Director
Charles B. Johnson                  Dated:  November 26, 1996

FRANK H. ABBOTT III*                Director
Frank H. Abbott III                 Dated:  November 26, 1996

HARRIS J. ASHTON*                   Director
Harris J. Ashton                    Dated:  November 26, 1996

S. JOSEPH FORTUNATO*                Director
S. Joseph Fortunato                 Dated:  November 26, 1996

DAVID W. GARBELLANO*                Director
David W. Garbellano                 Dated:  November 26, 1996

FRANK W.T. LAHAYE*                  Director
Frank W.T. LaHaye                   Dated:  November 26, 1996

GORDON MACKLIN*                     Director
Gordon Macklin                      Dated:  November 26, 1996

MARTIN L. FLANAGAN*                 Principal Financial Officer
Martin L. Flanagan                  Dated:  November 26, 1996

DIOMEDES LOO-TAM*                   Principal Accounting Officer
Diomedes Loo-Tam                    Dated:  November 26, 1996


*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Power of Attorney previously filed)






                         FRANKLIN TAX-EXEMPT MONEY FUND
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION                            PAGE NO. IN
                                                             SEQUENTIAL
                                                             NUMBERING SYSTEM

EX-99.B1(i)           Articles of Incorporation dated        *
                      March 17, 1980

EX-99.B1(ii)          Certificate of Amendment to            *
                      Articles of Incorporation dated
                      July 14, 1981

EX-99.B1(iii)         Certificate of Amendment to            *
                      Articles of Incorporation dated
                      August 27, 1993

EX-99.B2(i)           By-Laws                                *

EX-99.B2(ii)          Amendment to By-Laws dated November    *
                      17, 1987

EX-99.B5(i)           Management Agreement between           *
                      Registrant and Franklin Advisers,
                      Inc. dated December 1, 1986

EX-99.B5(ii)          Amendment to Management Agreement      Attached
                      between Registrant and Franklin
                      Advisors, Inc. dated August 1, 1995

EX-99.B6(i)           Amended and Restated Distribution      Attached
                      Agreement between Registrant and
                      Franklin/Templeton Distributors,
                      Inc. dated April 23, 1995

EX-99.B6(ii)          Forms of Dealer Agreements between     *
                      Franklin/Templeton Distributors,
                      Inc. and Securities Dealers

EX-99.B8(i)           Custodian Agreement between            *
                      Registrant and Bank of America NT &
                      SA dated December 1, 1982

EX-99.B8(ii)          Copy of Custodian Agreements           *
                      between Registrant and Citibank
                      Delaware

EX-9.B8(iii)          Master Custody Agreement between       Attached
                      Registrant and Bank of New York
                      dated February 16, 1996

EX-99.B8(iv.)         Terminal Link Agreement between        Attached
                      Registrant and The Bank of New York
                      dated February 16, 1996

EX-99.B10(i)          Opinion and Consent of Counsel         Attached
                      dated November 20, 1996

EX-99.B11(i)          Consent of Independent Auditors        Attached
                      dated November 26, 1996

EX-99.B13.(i)         Letter of Understanding dated July     *
                      14, 1981

EX-99.B16(i)          Schedule for computation of            *
                      performance quotation

EX-99.B17(i)          Power of Attorney dated September      *
                      18, 1995

EX-99.B17(ii)         Certificate of Secretary dated         *
                      September 18, 1995

EX-99.B27(i)          Financial Data Schedule                Attached



* Incorporated by Reference